UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:
Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

MATRIX ADVISORS VALUE FUND, INC.

February 16th, 2016

Dear Fellow Shareholder:

The Matrix Advisors Value Fund posted a gain of +6.04% for the fourth quarter, ending a disappointing year for the Fund. For the calendar year, the Fund declined -8.27%. These results were behind the S&P 500 Index’s increase in the fourth quarter of +7.03%, and full calendar year gain of +1.37%.

Disclosure Note:

For your information, for the period ended December 31, 2015, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund, were -8.27%, 6.74%, 4.22% and 7.27%, respectively. For the same periods the returns for the S&P 500 Index were 1.37%, 12.57%, 7.31% and 7.83%.

Gross Expense Ratio:	1.12%

Net Expense Ratio:	0.99%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

**The Advisor has contractually agreed to reduce fees through 10/31/16.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/15 was $57.29.

The Fund posted a strong quarter of positive absolute returns, however, we were unable to overcome the weakness of the first three quarters of the year and finished the calendar year in negative territory. Though we were disappointed in our absolute and relative performance versus the S&P 500, we do believe that stocks and the Fund are positioned to do better in the upcoming periods. The attached commentary provides a thorough discussion on what drove our sub-par 2015 returns and why we think the Fund is well positioned going forward.

As we entered 2016 we believed the overall market was fairly valued but that significant opportunities existed away from the market’s favorite Growth names that dominated performance in 2015. After the market’s sharp selloff in the first six weeks of the year, we now believe the overall market is modestly undervalued, and there are a number of areas and stocks that are selling at compelling valuations.

MATRIX ADVISORS VALUE FUND, INC.

Furthermore, after nine years of underperformance we think Large Cap Value is due for a multi-year period of outperformance versus Large Cap Growth.

For tax purposes, the Fund’s realized net capital gains during the most recent fiscal year were offset by its accumulated net capital loss carryforward. As a result, no capital gains were declared. The Fund continues to maintain a loss carryforward that we hope to use to offset capital gains in future periods.

We believe that the Fund’s decline last year and the historically weak start for the market in 2016, when combined with our strong business outlook for many portfolio holdings, has resulted in a compelling valuation for the portfolio and has set the stage for the potential for favorable returns in upcoming periods.

Matrix partners and associates are among the Fund’s largest shareholders and our interests are directly aligned with yours. We believe the current portfolio is positioned to return it to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2016.

Sincerely,

David A. Katz, CFA
Fund Manager

MATRIX ADVISORS VALUE FUND, INC.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Investment grade represents any bond rated BBB or higher.

Standard Deviation - Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Beta - Beta measures the volatility of the fund, as compared to that of the overall market. The market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2015 Annual Review

The stock market rebounded in the fourth quarter, regaining all of the ground it lost in the third quarter when concerns about China’s economy and higher interest rates led to the largest percentage quarterly decline in the S&P 500 in four years.

The fourth quarter rally of 7% in the S&P 500 was broad based, with all sectors rising, led by gains in Technology and Health Care. Even the Energy sector, the worst performing sector in 2015, managed a slightly positive return in the fourth quarter.

All the quarter’s gains came in October, in response to solid corporate earnings reports. November’s returns were flat and December fizzled out in the last week of the year on tax-loss related selling, escalating violence in the Middle East and renewed concerns over the slowing trajectory of China’s economic growth.

For all of 2015, there was a lot of market volatility but not much progress. The S&P 500 Index was up just +1.4% for the year, including dividends. Even that modest gain in the Index, which was heavily impacted by the strong performance of a small number of market favorites including Facebook, Amazon, Netflix and Google, did far better than the average stock in the S&P 500, which was down almost -4% according to Bespoke Investment Group. Most other indices were negative for the year.

Bond yields rose in the quarter across all maturities. The 2 and 5-year U.S. Treasury yields closed near their high for the year after the Federal Reserve raised interest rates in December. The 10-year and 30-year Treasury yields also rose during the quarter but remained below their high yields for the year reached in June.  Total returns for the year for U.S. Treasury Bonds were up +0.41% for the 2-year, +1.31% for the 5-year, +0.91% for the 10-year and down -3.17% for the 30-year.

Investment grade corporate bonds and high yield bonds were down -0.68% and -4.47% for the year, respectively according to J.P. Morgan data. High yield returns were dragged down by debt from mining and energy firms (about 15% of the junk bond market) where default rates are expected to be much higher than average.

Commodities from agriculture to metals to oil declined due to oversupply. The slowdown in China’s economic growth and the spill-over effects on emerging market economies lead to lower industrial metals prices.  The supply/demand imbalance in crude oil caused its price to fall by more than 30% in 2015.  In the absence of inflation, gold lost more than 10% during the year and is now down more than 40% since its peak in 2011.

Market Outlook

The Fund posted strong returns in the fourth quarter.

For the full year, the portfolio had a disappointing year, partly as a result of our pro- cyclical exposure including our Energy and Industrial holdings.

MATRIX ADVISORS VALUE FUND, INC.

We believe that the Fund is well positioned for the challenges we foresee in the year ahead. We expect that 2016 will be another year of moderate economic growth below the rate of past recoveries but positive for the seventh consecutive year.

The biggest drag on growth we foresee, is the slowdown in China and emerging markets. The U.S. economy is mixed but with enough positives including improving employment, solid consumer confidence numbers and spending on housing and autos to keep the momentum going.  Similarly, the economic data out of Europe is also on a steady upward trajectory.

We think the overall market is fairly valued at more than 16x estimated earnings versus the 15.8x the 25 year average, but that significant opportunities exist away from the market’s favorite Growth names that dominated performance in 2015. In regard to this, we see many similarities between the 2015 FANG stocks (Facebook, Amazon, Netflix and Google) and the 1999 internet bubble.

Large Cap Growth (Russell 1000 Growth) stocks outperformed Large Cap Value (Russell 1000 Value) stocks by 950 basis points in 2015, +5.7% versus -3.8%. After nine years of underperformance we think Value is due for a multi-year period of outperformance versus Growth (we have more to say about that in this quarter’s Ideas About Investing).

In terms of sectors, we favor Financials in a rising rate environment, Health Care due to demographic demands and new therapies for chronic diseases, select “old” Technology as these companies reposition for secular growth and Energy, which should benefit from supply and demand beginning to come into balance with a dramatically lower cost structure sometime later in 2016. We also believe that many Industrials that were adversely impacted by the decline in oil last year are positioned for healthy gains.

Through a Glass Clearly: Reviewing our Predictions for 2015

We give ourselves a sub-par grade for our 2015 forecast.  We were on target on a number of things, but our oil call, sector leadership predictions and market return outlook were so far off that it takes away from the overall value of the past year’s forecast.

We think that some of the excesses on both the upside and the downside in 2015 make our 2016 outlook more likely to be right than wrong.  More on our 2015 hits and misses later.

Batter Up: Our Fearless Predictions for 2016

The following, are some of our expectations for the upcoming 12 months:

After a sub-par 2015, U.S. stocks are poised to do better in the upcoming year.  Similar to 2015, we look for a good deal of daily and monthly volatility, but reasonable stock market returns. (Historically stocks can and typically do move higher in the early part of a rate increase cycle. This has been especially the case when rates start from very low levels.)

We don’t believe that the historic poor start to the year, alters any of the above thinking, in fact it is a confirmation of the expected volatility.

MATRIX ADVISORS VALUE FUND, INC.

We believe market fluctuations and pull-backs will be driven by:

•	Continued fear and obsession about the timing and pace of the Fed’s rate increases.

•	Continued concerns about China’s slowing economy. The soft landing vs. hard landing debate drags on into 2016.

•	Geopolitical overhangs relating to ISIS, terrorism abroad and in the U.S., the Middle East, and Russia’s expanding global influence.

•	Uncertainty related to the outcome of the 2016 Presidential election as well as developments along the way, as the market tries to handicap how each candidate’s policies and positions could impact the economy, the market and individual sectors.

•	Periodic concerns regarding the negative implications of the strong dollar. We look for additional gains in the U.S. dollar, but don’t think it will be as pronounced as 2015.

After a sharp pull back in bond yields in the first six weeks of the year, mostly due to lower rates in Europe and fears about China’s economic slowdown, we look for a move higher in the entire U.S. yield curve driven by the continuing moderate economic expansion in the United States.  Similar to 2015, U.S. bond rate increases should be somewhat muted by European Central Bank actions, which are aimed at keeping their rates near zero.  While 2.27% on a 10 Year U.S. Treasury is not very attractive to U.S. investors, it’s a lot better than the 0.63% being paid on the German 10 Year bond (bond yields are as of 12/31/15).

Based on our belief that rates will be going higher, we are negative on long-term bonds and prefer stocks over bonds.

Our biggest out-of-consensus call is that we expect oil prices to surprise on the upside.  As we don’t want to sound out of touch with reality, for now we will target oil being at the $50 to $60 per barrel level by year-end 2016.  If we are right, it could be nicely above that. Most everything that we thought would play out in the Energy markets in 2015 did, in terms of slashed industry capital spending plans, rig count dropping like a rock, and demand strengthening. The wildcard that we missed was the Saudi’s continued strategy to produce as much oil as they could even though it was not in their economic interest.  We do not think Iran’s re-entry into the market will be as bad as feared, and we think any change in the Saudi’s thinking could result in a rapid oil price recovery.  As we publish this commentary there are daily rumors about Saudi Arabia, Organization of the Petroleum Exporting Countries (OPEC) and Russia having discussions about the current state of the Energy markets.  While it is impossible to identify what is rumor and what is reality, any change in the current thinking of OPEC could result in a dramatically different oil price environment.

Many of the sector rotations that we expected to play out last year did not occur.  As a result, we think that the mis-valuations are even more pronounced and will reverse.  After two very poor years, we are looking for much better returns from Energy and Industrial stocks. We expect Financials to gain as the outlook for their loan businesses improves with rising interest rates and believe the sharp selloff in Financials in the first few weeks of 2016 will be fully reversed with the improving economy and change in sentiment that we foresee.

We believe old Technology stocks are poised for better times as their business results improve. While it seems new media technology can do no wrong, we are not expecting a repeat showing from the FANG stocks in the upcoming year.

MATRIX ADVISORS
VALUE FUND, INC.

Entertainment companies that have been left for dead in 2015 should show signs of life in the upcoming year, and Healthcare may be a mixed bag with their fortunes influenced by electioneering, government inquiries, developments in Obamacare and more Mergers & Acquisitions (M&A) activity.  We believe, a rising tide will not lift all ships, but there are strong demographic factors aiding demand for the group and breakthrough therapies for chronic diseases on the horizon that should reward those companies with superior products.

After lagging Growth by a sizeable clip since 2007, we look for much better things from Value in the upcoming year on both an absolute and relative basis.

M&A activity, which was robust in 2015, should continue at a healthy pace with widespread takeover activity. We look for action in Energy, Healthcare, and Biotech in particular, but also expect deals in Industrials, Railroads, select Technology, and Media.

Corporate activism should continue to give the overall stock market a boost. We expect activists to continue pressuring underperforming companies, driving shareholder-oriented action.

Looking back on 2015, our biggest miss was our bullish oil call.  This subsequently led to us being wrong on a number of our sector and industry calls. While we got most of the other areas of our forecast right, these misses resulted in our 2015 forecast being off the mark and not as helpful as we would have liked.

On the plus side, we were on target as it related to market volatility, and were directionally right on interest rates, the Fed, and the dollar. We were on the money about the healthy M&A environment and corporate activism continuing at a healthy clip. While this was all helpful, the Energy call and its negative fallout cast a long shadow over our more prescient calls.

We hope the above forecast is helpful in navigating the upcoming year.

Fund Performance:

Semi-Annual Review

The Fund’s very weak third quarter outweighed our fourth quarter recovery and resulted in the Fund performing poorly in the final six months of 2015 on both a relative and absolute basis. For the first six months of our fiscal year (6/30/2015 – 12/31/2015) the Fund declined -7.63% vs. a small gain for the S&P 500 of +0.15%.

During the back half of the year, the weakness was driven by our modestly pro cyclical and higher interest rate positioning. Our holdings in the Consumer Discretionary, Energy, Producer Durables and Financials were all under pressure. These declines were somewhat mitigated by the better performance of our Consumer Staples and Healthcare holdings.

As we discuss further in our Quarterly and Annual Reviews we believe these trends will reverse in the upcoming year as the U.S. economy demonstrates greater resilience than is currently being reflected in stock prices.

The Quarter and Year in Review

All portfolio sectors showed positive returns in the fourth quarter. The best performing sectors were Health Care and Technology. Within Health Care, Teva and Thermo Fisher Scientific were our top performing names. In the Technology sector, Microsoft was our best stock.

MATRIX ADVISORS
VALUE FUND, INC.

For the full calendar year, our best performing sectors were Health Care, Materials & Processing (DuPont) and Consumer Staples. The portfolio’s best performing stocks in 2015 were: McDonald’s and Microsoft, both benefitting from new leadership, CVS Health, which continued to grow its earnings and dividend by executing on a well-planned strategy integrating retail pharmacy and PBM, the Health Care names Teva and Thermo Fisher, Consumer Products company PepsiCo and Schwab and J.P. Morgan in Financial Services.

The largest sector detractors from performance during the year were Energy and Producer Durables. We like the Energy names we own. They are industry leaders, have strong balance sheets and are committed to their dividends. But as noted earlier, we were wrong on our expectation that supply and demand would come into better balance in 2015.

Among our Producer Durable stocks, Caterpillar suffered from a reduction in capital equipment spending in the Mining and Energy industries and Eaton was forced to reduce earning guidance throughout the year as a general slowdown in manufacturing and industrial production dragged on around the world.

During the quarter we started a new position in United Technologies (UTX) a company with global franchises in Aircraft Engines (Pratt & Whitney) Aerospace Systems, Elevators (Otis) and Climate, Controls & Security. The company has a new CEO who is investing in and restructuring the company’s operations to capitalize on UTX’s competitive strengths. In the short time he has been in charge, CEO Greg Hayes has sold Sikorsky to Lockheed Martin for a good price, conducted a strategic review of the company’s divisions and announced a major share repurchase. Additionally, we also added to positions in Gilead and Harley Davidson.

We sold our remaining shares in DuPont when they reached our target after press reports on a pending merger with Dow Chemical. We also trimmed our outsized positions in McDonald’s and Microsoft as their prices approached our near-term targets.

As we begin a new year, we are aware of the challenges the global economy faces as China continues its transition to a consumer based economy, emerging markets economies reel from low commodities prices and the U.S. begins the process of normalizing (raising) interest rates.  While stocks in the aggregate are not cheap, we believe there are areas of opportunity in the Large Cap Value universe that offer compelling return opportunities.

*                                 *                   *

The best performing stocks in 2015 were led by a handful of Growth names. It was the ninth consecutive year that Growth has outperformed Value. This quarter’s Ideas About Investing looks at the cyclical nature of Growth versus Value performance and suggests that the move back to Value is overdue.

We would like to take this opportunity to wish each of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and earning it, every day and in everything that we do for you.

Please call any of us at (212) 486-2004 or (800) 366-6223 with any questions. Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quest for Investment Enlightenment
 December 31, 2015

Value Poised to return to the Driver’s Seat in 2016.

Over the years, numerous studies have demonstrated that “Value” stocks have outpaced “Growth” stocks.  In any given year, however, anything can happen.  In fact, typically there are prolonged cycles where either style can outpace the other by a significant margin, only to reverse the trend in subsequent years.  While Value can lag Growth during its periods of being out of favor, overall, the good times have significantly outweighed the bad and Value investors have been able to achieve favorable returns while better controlling their portfolio volatility1.

To provide some perspective on this relationship, we took a look at the Russell 1000 Value and Growth indexes since 1987 (as far back as the Russell index inception dates).

Some observations:

•	The period of 1987 through 2015 has 29 years. Value has outpaced Growth in 15 of those years, while Growth has outpaced Value in 14 years.

•	For the full period, Value has an annualized return of +10.2% versus an increase of +9.7% for Growth. While this might seem modest, the power of compounding means that $1,000 invested in the Russell 1000 Growth Index grew to approx. $14,840 through 12/31/2015, whereas that same amount invested in the Russell 1000 Value Index grew to nearly $16,610*. Looking at the data in greater detail:

Growth excelled from 1989 to 1999 (11 years), growing at 21.66% per year to Value’s 16.44%.

There was then a sharp reversal where Value dominated Growth from 2000 to 2006 (7 years), with Value up 7.80% per year and Growth declining -4.87% per year.

Thereafter, Growth returned to favor from 2007 through the current period, with Growth growing at 8.47% per annum to Value’s more modest 4.50% per annum gains.

Where does that leave us? History strongly suggests that after a multi-year period of dominance of one style or the other, it paid to not give up on the underperforming strategy. Rather, prudence, supported by the data, suggests Value should be poised to re-enter a period of better times.

It’s difficult to get the timing exactly right or to identify the catalyst to the change in trend before the fact. But Growth’s outperformance is getting long in the tooth, and it feels like the hot stocks are getting very pricey. Conversely, the dogs (Value) are looking particularly attractive from a valuation perspective.

1	Standard deviation over the time period 1987-2015 for the Russell 1000 Growth Index was 20.45% and 16.18% for the Russell 1000 Value Index. Beta (vs. the S&P 500 Index) for the Russell 1000 Growth Index was 1.15 vs. 0.88 for the Russell 1000 Value Index.

*	Past performance is no guarantee of future results. The Growth of $1,000 from January 1, 1987 through December 31, 2015 reflects a hypothetical $1,000 investment in the index noted and assumes reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

MATRIX ADVISORS
VALUE FUND, INC.

Investor sentiment is extended as it’s perceived that the hottest new Social Media/Internet businesses can do no wrong; whereas today’s Value plays (a lot of Energy, Industrials, Financials and Old Technology) are expected to languish indefinitely.

Our conclusions:

•	Value should be poised for a return to better times.

•	For those that employ outside managers, now is not the time to give up on Value. By the same token, now is not the time to double down on Growth just because it’s worked. While Growth can continue to perform for some time, our strong expectation is that from here, Value is poised to have a multi-year period of favorable returns vs. Growth.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2015 to December 31, 2015.
Actual Expenses
The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/15)	$1,000.00	$1,000.00

Ending Account Value (12/31/15)	$923.90	$1,020.16

Expenses Paid During Period[1]	$4.79	$5.03

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	27.5%
Information Technology	18.4%
Health Care	15.7%
Energy	12.8%
Consumer Discretionary	9.4%
Consumer Staples	8.0%
Industrials	7.3%
Materials	0.0%
99.1%
Cash	0.9%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2015.

MATRIX ADVISORS VALUE FUND, INC.

Schedule of Investments
December 31, 2015 (Unaudited)

SHARES		VALUE
COMMON STOCKS - 99.6%
BANK (MONEY CENTER): 4.1%
43,000	JPMorgan Chase & Co.	$2,839,290
BANK (PROCESSING): 3.0%
31,300	State Street Corp.	2,077,068
BANK (REGIONAL): 3.3%
59,500	BB&T Corp.	2,249,695
BANK (SUPER REGIONAL): 4.0%
51,000	Wells Fargo & Co.	2,772,360
BEVERAGES: 2.4%
16,100	PepsiCo, Inc.	1,608,712
BIOTECHNOLOGY: 3.1%
21,000	Gilead Sciences, Inc.	2,124,990
BROADCASTING/CABLE TELEVISION: 2.4%
40,700	Viacom, Inc.	1,675,212
CHEMICALS: 0.0%
3,780	Chemours Co.	20,261
COMPUTER AND PERIPHERALS: 2.6%
66,000	Hewlett Packard Enterprise Co.	1,003,200
66,000	HP, Inc.	781,440
		1,784,640
COMPUTER SOFTWARE AND SERVICES: 6.0%
41,400	Microsoft Corp.	2,296,872
87,000	Symantec Corp.	1,827,000
		4,123,872
DIVERSIFIED OPERATIONS: 4.8%
50,000	Johnson Controls, Inc.	1,974,500
13,500	United Technologies Corp.	1,296,945
		3,271,445

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS VALUE FUND, INC.

Schedule of Investments
December 31, 2015 (Unaudited) – Continued

SHARES		VALUE
DRUG (GENERIC): 3.7%
39,000	Teva Pharmaceutical Industries, Ltd. - ADR	$2,559,960
DRUG STORE: 2.2%
15,600	CVS Health	1,525,212
ELECTRICAL COMPONENT: 3.7%
39,000	TE Connectivity Ltd.	2,519,790
FINANCIAL SERVICES: 5.3%
22,000	American Express Co.	1,530,100
29,200	Capital One Financial Corp.	2,107,656
		3,637,756
HOUSEHOLD PRODUCTS: 3.5%
30,000	The Procter & Gamble Co.	2,382,300
INSURANCE (DIVERSIFIED): 3.5%
49,400	MetLife, Inc.	2,381,574
INSURANCE PROPERTY/CASUALTY: 1.2%
7,000	Ace Ltd.	817,950
MACHINERY: 2.3%
23,400	Caterpillar, Inc.	1,590,264
MANUFACTURING - MISCELLANEOUS: 3.2%
42,000	Eaton Corp Plc	2,185,680
MEDICAL SUPPLIES: 6.0%
19,600	Johnson & Johnson	2,013,312
20,600	Zimmer Biomet Holdings, Inc.	2,113,354
		4,126,666
MOTORCYCLES/MOTOR SCOOTER: 1.3%
19,000	Harley Davidson, Inc.	862,410
OIL & GAS SERVICES: 3.0%
29,800	Schlumberger Ltd.	2,078,550

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS VALUE FUND, INC.

Schedule of Investments
December 31, 2015 (Unaudited) – Continued

SHARES		VALUE
OIL/GAS (DOMESTIC): 2.2%
10,960	California Resources Corp.*	$25,536
46,000	Devon Energy Corp.	1,472,000
		1,497,536
PETROLEUM (INTEGRATED): 2.8%
21,500	Chevron Corp.	1,934,140
PETROLEUM (PRODUCING): 4.8%
30,700	ConocoPhillips	1,433,383
27,900	Occidental Petroleum Corp.	1,886,319
		3,319,702
PRECISION INSTRUMENTS: 2.9%
14,200	Thermo Fisher Scientific, Inc.	2,014,270
RESTAURANTS: 2.9%
16,600	McDonald’s Corp.	1,961,124
SECURITIES BROKERAGE: 3.2%
57,000	Morgan Stanley	1,813,170
12,500	The Charles Schwab Corp.	411,625
		2,224,795
TELECOMMUNICATIONS (EQUIPMENT): 6.2%
83,000	Cisco Systems, Inc.	2,253,865
40,400	QUALCOMM, Inc.	2,019,394
		4,273,259
TOTAL COMMON STOCKS (Cost $54,590,222)		$68,440,483
SHORT-TERM INVESTMENTS - 0.9%
625,654	Fidelity Institutional Money Market Portfolio	625,654

TOTAL SHORT-TERM INVESTMENTS (Cost $625,654)		$625,654

TOTAL INVESTMENTS (Cost $55,215,876): 100.5%		69,066,137
Liabilities in Excess of Other Assets: (0.5)%		(349,074)
TOTAL NET ASSETS: 100.0%		$68,717,063

*      Non-Income Producing
ADR - American Depositary Receipt

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2015 (Unaudited)
ASSETS:
Investments in securities, at value (cost $55,215,876)	$69,066,137
Receivables:
Fund shares sold	29,883
Dividends and Interest	111,796
Prepaid expenses	10,336
Total assets	69,218,152
LIABILITIES:
Payables:
Due to Advisor	34,400
Fund shares repurchased	293,725
Investments purchased	119,928
Dividend withholding tax payable	704
Accrued expenses:
Professional fees	6,364
Other accrued expenses and liablities	45,968
Total liabilities	501,089

NET ASSETS	$68,717,063

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,199,413

Net Asset Value, Offering Price and Redemption Price Per Share	$57.29

COMPONENTS OF NET ASSETS:
Paid-in capital	58,559,043
Undistributed net investment income	5,724
Accumulated net realized loss on investment	(3,697,965)
Net unrealized appreciation on investments	13,850,261
Net assets	$68,717,063

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS VALUE FUND, INC.

Statement of Operations
For the Period Ended December 31, 2015 (Unaudited)
INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $4,682)	$941,760
Interest income	137
Total income	941,897
EXPENSES:
Advisory fees	265,134
Administration fees	44,223
Shareholder servicing and accounting fees	30,074
Professional fees	23,026
Federal and State registration fees	14,229
Custodian fees	9,543
Reports to shareholders	8,294
Directors’ fees and expenses	3,016
Other expenses	9,299
Total operating expenses	406,838
Less: Expense reimbursement by Advisor	(56,861)
Net expenses	349,977
Net investment income	591,920
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,077,735
Net change in net unrealized appreciation/depreciation on investments	(7,264,990)
Net realized and unrealized gain (loss) on investments	(6,187,255)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,595,335)

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2015	YEAR ENDED JUNE 30, 2015
	(Unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$591,920	$925,121
Net realized gain on investments	1,077,735	4,947,150
Net change in net unrealized appreciation/depreciation on investments	(7,264,990)	(5,321,667)
Net increase (decrease) in net assets resulting from operations	(5,595,335)	550,604

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,070,965)	(927,355)
Total distributions to shareholders	(1,070,965)	(927,355)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,494,761	7,778,938
Proceeds from reinvestment of distributions	859,502	809,531
Cost of shares redeemed	(2,785,873)	(15,400,304)
Redemption fees	278	370
Net increase (decrease) from capital share transactions	1,568,668	(6,811,465)

Total increase (decrease) in net assets	(5,097,632)	(7,188,216)

NET ASSETS
Beginning of year	73,814,695	81,002,911
End of year	$68,717,063	$73,814,695

Undistributed net investment income	$5,724	$484,769

CHANGE IN SHARES
Shares outstanding, beginning of year	1,171,235	1,279,290
Shares sold	60,332	123,194
Shares issued on reinvestment of distributions	15,403	12,787
Shares redeemed	(47,557)	(244,036)
Shares outstanding, end of period	1,199,413	1,171,235

The accompanying notes to the financial statements are an integral part of this statement.

MATRIX ADVISORS VALUE FUND, INC.
Financial Highlights
For a capital share outstanding throughout each year

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,
	2015		2015	2014		2013	2012	2011
	(Unaudited)
Net asset value, beginning of year	$63.02		$63.32	$49.56		$40.44	$44.29	$34.64

Income (loss) from investment operations:
Net investment income	0.50	(a)	0.77 (a)	0.68	(a)	0.59 (a)	0.48	0.26
Net realized and unrealized gain (loss) on investments	(5.33)		(0.28)	13.71		9.26	(3.99)	9.62
Total from investment operations	(4.83)		0.49	14.39		9.85	(3.51)	9.88

Less distributions:
Dividends from net investment income	(0.90)		(0.79)	(0.63)		(0.73)	(0.34)	(0.23)
Total distributions	(0.90)		(0.79)	(0.63)		(0.73)	(0.34)	(0.23)
Paid-in capital from redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$57.29		$63.02	$63.32		$49.56	$40.44	$44.29
Total return	(7.63	)%(e)	0.77%	29.20%		24.69%	(7.88)%	28.55%

Ratios/supplemental data:
Net assets, end of year (millions)	$68.7		$73.8	$81.0		$60.7	$75.6	$97.4

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.15	%(d)	1.12%	1.15%		1.18%	1.15%	1.16%
After expense reimbursement	0.99	%(d)	0.99%	0.99%		0.99%	0.99%	0.99%
Interest expense	—		—	0.00	%(c)	—	—	—

Ratio of net investment income to average net assets:
Before expense reimbursement	1.51	%(d)	1.09%	1.06%		1.18%	0.98%	0.42%
After expense reimbursement	1.67	%(d)	1.22%	1.22%		1.37%	1.14%	0.59%
Portfolio turnover rate	7	%(e)	12%	41%		15%	19%	25%

(a) Calculated using the average shares method.
(b) Less than $0.01.
(c) Interest expense was less than 0.01%.
(d) Annualized
(e) Not annualized
The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS VALUE FUND, INC.
Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION
Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS VALUE FUND, INC.
Notes to the Financial Statements (Unaudited), Continued

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, the Fund had no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $3,400,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the six months ended December 31, 2015, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Advisor is eligible to recover expenses waived for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the six months ended December 31, 2015, Matrix waived $56,861. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2015, the cumulative amount available for reimbursement that has been paid and/or waived is $397,855. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2016	2017	2018	2019
$113,203	$119,325	$98,789	$56,861

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Fund’s administrator (the “Administrator”) under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2015, USBFS was paid $44,223, in its capacity as Fund Administrator. USBFS also serves as the Fund’s Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of USBFS and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Chief Compliance Officer (“CCO”) receives no compensation from the Fund for her services; however, the Administrator was paid $5,000 for the six months ended December 31, 2015 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2015, are as follows:

	Purchases	Sales
Common Stock	$5,971,088	$5,007,234

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$52,776,925
Gross tax unrealized appreciation	21,909,668
Gross tax unrealized depreciation	(865,109)
Net tax unrealized appreciation on investments	21,044,559
Undistributed ordinary income	484,769
Undistributed long-term capital gains	—
Total Distributable Earnings	484,769
Other accumulated losses	(4,705,008)
Total Accumulated Earnings/Losses	$16,824,320

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2015, the Fund has $4,705,008 of capital loss carryover, of which $4,705,008 expires June 30, 2018.

The tax character of distributions paid during the six months ended December 31, 2015 and fiscal year ended June 30, 2015 were as follows:

	December 31, 2015	June 30, 2015
Distributions Paid From:
Ordinary Income*	$1,070,965	$927,355
Long-Term Capital Gain	$—	$—
	$1,070,965	$927,355

*      For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2015. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period. Transfers between levels are recognized at December 31, 2015, the end of the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$68,440,483	$—	$—	$68,440,483
Total Equity	$68,440,483	$—	$—	$68,440,483
Short-Term Investments	$625,654	$—	$—	$625,654
Total Investments in Securities	$69,066,137	$—	$—	$69,066,137

*            Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors (the “Board”) at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 25, 2015, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including: (i) a copy of its Form ADV; (ii) comparative information about the Fund’s performance, advisory fee and expense ratio; (iii) key policies and procedures of the Advisor’s compliance program and the chief compliance officer’s annual risk assessment, compliance monitoring schedule and compliance program review; (iv) a profitability analysis prepared by the Advisor outlining profits realized from the Advisor’s relationship to the Fund under the Investment Advisory Agreement; (v) financial information relating to the Advisor and the Fund’s financial contributions to the Advisor; and (vi) other pertinent information.  In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the renewal of the Investment Advisory Agreement.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1)	The nature, extent and quality of services provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Investment Advisory Agreement and the quality of those services over the past year.  The Board noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor.  The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund counsel.  The Board also considered the Advisor’s compliance program, including risk management, and the efforts of the Fund’s chief compliance officer and the Advisor’s retention of multiple independent compliance consulting firms.  The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high.  The Board reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on its experience and interaction with the Advisor, that:  (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general.  The Board also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2015.  The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without 12b-1 plans), and asset size.  This peer group was compiled by the Fund’s administrator.  The Board observed that the Fund outperformed the peer group median for the three-year and five-year periods, but lagged for the year-to-date, one-year and ten-year periods. The Board also reviewed comparative performance of a composite of other separately-managed accounts of the Advisor that were similar to the Fund in terms of investment strategy, as well as the performance for the segment of another mutual fund that is sub-advised by the Advisor.  The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor’s analysis of the Fund’s performance.  The Board noted continued discussions with the Advisor throughout the year regarding the Fund’s performance and the Advisor’s commitment to review the strategies and investment selection process for the Fund.  After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Board considered a number of factors.  The Board considered the Fund’s advisory fee of 0.75% of the Fund’s average daily net assets and the Fund’s contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund’s average daily net assets.  The Board compared the level of the advisory fee for the Fund against the advisory fees charged to:  (i) funds in the peer group; (ii) another mutual fund that is sub-advised by the Advisor; and (iii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy.  The Board also considered comparative total fund expenses of the Fund and the peer group.  The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent.  In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was at the median and below average among the peer group, and the Fund’s total expense ratio (net of fee waivers) of 0.99% was below both the median and the average among the peer group.  The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%.  The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years.  The Board also noted that the Advisor bears the cost for the fees associated with the Fund’s participation on various no-transaction fee platforms.  The Board also reviewed the schedules of fees charged to other advisory clients.  While the Board noted that the fees the Advisor charges for the mutual fund it sub-advises is lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from a fund where the Advisor serves only as a sub-adviser.  The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers, including U.S. Bancorp Fund Services, LLC.  The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was slightly below but in-line with the Fund’s advisory fee.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2015.  The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund.  However, the Board noted that the Advisor maintained adequate profits levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund’s operations.  In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it would not enjoy until the Fund reached significantly higher asset levels.  The Board determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)	Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund.  The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.  The Board also discussed the Advisor’s brokerage practices.  The Board further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund.  The Board, including all of the Independent Directors, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non- public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
333 Thornall Street, 5C
Edison, NJ 08837
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2015 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By  /s/ David A. Katz
       David A. Katz, President

Date   March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ David A. Katz
       David A. Katz, President

Date   March 7, 2016